UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

proxy statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DENTSPLY SIRONA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dentsply Sirona
DENTSPLY SIRONA CORPORATE HEADQUARTERS 13320 BALLANTYNE CORPORATE PLACE CHARLOTTE, NC 28277
Your Vote Counts!
DENTSPLY SIRONA INC.
2022 Annual Meeting
Vote by May 24, 2022 11:59 PM ET. For shares held in a Plan, vote by May 22, 2022 11:59 PM ET.
You invested in DENTSPLY SIRONA INC. and it’ s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022.
Get informed before you vote
View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1 1, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
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Vote virtually at the Meeting*
May 25, 2022
8:00 AM EDT
Virtually at:
www.virtualshareholdermeeting.com/XRAY2022
*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Eric K. Brandt	For
1b.	Donald M. Casey Jr.	For
1c.	Willie A. Deese	For
1d.	John P. Groetelaars	For
1e.	Betsy D. Holden	For
1f.	Clyde R. Hosein	For
1g.	Harry M. Kraemer Jr.	For
1h.	Gregory T. Lucier	For
1i.	Leslie F. Varon	For
1j.	Janet S. Vergis	For
1k.	Dorothea Wenzel	For
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for 2022.	For
3.	Approval, by non-binding vote, of the Company's executive compensation.	For
4.	Approval of the Amendment to the Fifth Amended and Restated By-Laws to Designate the Exclusive Forum for the Adjudication of Certain Legal Matters.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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